UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 5, 2014
BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35805 (Commission File Number)	20-1496201 (IRS Employer Identification No.)
1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)
Thomas S. Souleles has resigned today from Boise Cascade Company’s ("Boise Cascade") Board of Directors. Mr. Souleles is a managing director of Madison Dearborn Partners (“MDP”). MDP completed a leveraged buyout of Boise Cascade's assets in October 2004 and subsequently exited its investment in Boise Cascade in early 2014. Mr. Souleles stated that his resignation is not the result of any disagreement with the board or the company’s management. A copy of the press release announcing the resignation of Mr. Souleles is provided as an Exhibit in 99.2

(c)
Effective November 5, 2014, Boise Cascade's Board of Directors appointed Thomas K. Corrick, age 59, as chief operating officer. Mr. Corrick has served as executive vice president of Wood Products since June 2014. He previously served as senior vice president of Engineered Wood Products (“EWP”) from February 2011 to June 2014, and vice president of EWP from January 2005 to February 2011. A copy of the press release announcing his appointment is provided as an Exhibit in 99.1.

(d)
On November 5, 2014, Boise Cascade elected a new director effective immediately: David H. Hannah. Mr. Hannah is Chairman, President and CEO of Reliance Steel and Aluminum Company (“Reliance”), a New York Stock Exchange, Fortune-500 company based in Los Angeles, California. Reliance is the largest operator of metals service centers in North America with over 300 locations in 39 states. Reliance also operates in 11 foreign countries. Mr. Hannah has worked for Reliance since 1981 and has played an instrumental role in Reliance’s growth, including 55 acquisitions since the early 1990s. Mr. Hannah is a member of the Board of Advisors of the University of Southern California, Marshall School of Business, Leventhal School of Accounting and is also chairman of the board of directors of the Metals Service Center Institute. Mr. Hannah will serve on the Board’s Compensation Committee and Corporate Governance & Nominating Committee. As a non-employee director, Mr. Hannah will receive the same compensation paid to all non-employee directors of the company. A copy of the press release announcing the appointment of Mr. Hannah is provided as an Exhibit in 99.2.

(e)	Not applicable.

(f)	Not applicable.

Item 9.01
Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

Exhibit 99.1	News Release dated November 5, 2014

Exhibit 99.2	News Release dated November 5, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ John T. Sahlberg
John T. Sahlberg Senior Vice President, Human Resources and General Counsel
Date: November 5, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release dated November 5, 2014
99.2	News release dated November 5, 2014